Earnings Supplement Q4 2021

2 Q4 2021 Financial Highlights Q4 2021 (1) Defined as Adj. EBITDA, minus CAPEX, plus or minus change in contract assets Q4 2020 Revenue $51.6 million $39.6 million Adj. EBITDA $36.6 million $24.8 million Adj. Operating Cash Flow1 $37.5 million $8.3 million Total Certs 42,639 26,822

3 2021 Financial Highlights FY 2021 (1) Defined as Adj. EBITDA, minus CAPEX, plus or minus change in contract assets FY 2020 Revenue $215.7 million $108.9 million Adj. EBITDA $155.0 million $69.5 million Adj. Operating Cash Flow1 $129.2 million $41.9 million Total Certs 171,697 94,226

4 Well Defined Growth Plan Expand Core Business1 OEM Opportunity2 CECL Relief 3 4 6 5 Broaden Our Offerings Launch into New Channels Refinance Opportunities Near Term Growth Strategy Longer Term Growth Strategy  Drive Loan Volume through Further Wallet-Share Increase and Customer Penetration  Expansion of Lender Base  Increase OEM Captive Penetration by Addressing Broader Credit Spectrum and Deployment of Subvention Capabilities  Enhanced Value Proposition to Lenders Provided via CECL Relief  Increased Profitability for Financial Institutions in Near Prime Auto  Enhanced Focus on Refinance Program to Drive Additional Cert Volume  Ease of Customer Access in Reduced Interaction Environment  Expansion into Adjacent Asset Classes (e.g., leases)  Establish Broader Auto Platform (e.g., hub and spoke)  Prime Decisioning SaaS Solution  Expansion into Other Consumer Asset Classes

5 ($1.7) $5.3  $6.2  $4.0  $7.8  $10.5  $9.5  ($12.0) $0.7  ($1.5) $1.3  $1.1  $4.0  ($3.0) ($3.0) Q1‐20 Q2‐20 Q3‐20 Q4‐20 Q1‐21 Q2‐21 Q3‐21 Q4‐21 Understanding Changes in Contract Assets and Profit Share Revenue In LTM period on a net basis, ~103% of Changes in Contract Asset Estimates Driven by Realized Portfolio Performance as Opposed to Changes in Prospective Estimates Prospective  Changes in  Assumptions Realized  Portfolio  Performance ($ in millions) Change in Contract Asset Estimates and Profit Share Revenue: ($12.0) ($0.9) $3.8 $7.5 $5.1 $11.8 Covid Impact Lower than projected claims and severity of  losses in historical periods drove positive  changes to contract asset estimates that in  turn drive strong near‐term cash flows  $7.5 $6.5

6 Understanding Profit Share Unit Economic Trends Profit Share Unit Economics Normalized While Achieving Record Cert Volumes • Profit share unit economics normalized as we removed COVID‐19 underwriting standards • Removed vehicle value discount in April 2021, which drove ~15% premium increase during pandemic • These underwriting changes resulted in record cert loan volume and expanded our competitive positioning • Closure rates improved after removing COVID‐19 underwriting standards • Strategically shifted our channel mix and unit economics remain strong across all channels • Unit level pricing is dependent on risk and Open Lending is constantly evaluating the best risk‐adjusted  opportunities in the market to deploy Lender’s Protection • Refinance channel has grown to 34% of total certs in Q4 and exhibits high quality and predictable credit  characteristics; channel remains an attractive avenue for growth • Continued strong loan performance would result in positive changes in contract assets, profit share revenues and  cash flows

7 Q4 2021 Key Performance Indicators Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Certs CU & Bank Certs 34,385 18,844 123,085 73,012 OEM Certs 8,254 7,978 48,612 21,214 Total Certs 42,639 26,822 171,697 94,226 Unit Economics Avg. Profit Share Revenue per Cert (1) 580$ 686$ 596$ 658$ Avg. Program Fee Revenue per Cert 433$ 462$ 440$ 467$ Originations Facilitated Loan Origination Volume ($ in 000) 1,112,835$ 625,899$ 4,331,508$ 2,126,327$ Average Loan Size 26,099 23,335 25,228 22,566 Channel Overview New Vehicle Certs as a % of Total 6.4% 17.2% 11.9% 15.2% Used Vehicle Certs as a % of Total 93.6% 82.8% 88.1% 84.8% Indirect Certs as a % of Total 50.2% 63.0% 59.7% 61.8% Direct Certs as a % of Total 15.4% 20.9% 15.8% 24.4% Refinance Certs as % of Total 34.4% 16.1% 24.5% 13.8% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was $6.5 million and $7.5 million, for the three months ended December 31, 2021 and 2020, respectively, and $30.9 million and ($1.6) million, for the year ended December 31, 2021 and 2020, respectively.

8 Q4 2021 Financial Update ($ in 000) 2021 2020 2021 2020 Revenue Profit share 31,196$ 25,910$ 133,215$ 60,392$ Program fees 18,484 12,403 75,630 43,995 Claims administration and other service fees 1,950 1,320 6,810 4,505 Total revenue 51,630 39,633 215,655 108,892 Cost of services 4,739 2,968 18,621 9,786 Gross profit 46,891 36,665 197,034 99,106 Operating expenses General and administrative (1) 6,603 9,351 30,393 32,584 Selling and marketing (2) 3,341 2,350 12,000 7,841 Research and development 1,720 678 4,352 1,964 Operating income 35,227 24,286 150,289 56,717 Interest expense (489) (3,621) (5,859) (11,601) Interest income 36 105 213 202 Gain on extinguishment of tax receivable agreement (3) - - 55,422 - Loss on extinguishment of debt (4) - - (8,778) - Change in fair value of contigent consideration (5) - - - (131,932) Other income (expense) 11 (4,380) (119) (4,377) Income (loss) before income taxes 34,785 16,390 191,168 (90,991) Income tax expense 6,945 1,188 45,086 6,573 Net income (loss) and comprehensive income (loss) 27,840$ 15,202$ 146,082$ (97,564)$ (5) Reflects non-cash charges for the change in the estimated fair value of contingent consideration from June 10, 2020 through the date when each tranche of contingent consideration shares vested as the share price performance milestone was achieved. Year Ended December 31, Three Months Ended December 31, (1) During the year ended December 31, 2020, general and administrative expenses included a $9.1 million transaction bonus awarded to key employees and directors and $2.2 million of non-cash charges incurred in connection with the accelerated vesting of legacy share-based awards, as a result of the Business Combination. (2) Selling and marketing expenses increased primarily due to an increase in employee compensation and commissions costs driven by both increased headcount and sales. (3) Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement during the year ended December 31, 2021. (4) Reflects the loss recognized in connection with the refinancing of our Term Loan due 2027 on March 19, 2021, which primarily consists of the write-off of unamortized deferred financing costs.

9 Adjusted EBITDA 2021 2020 2021 2020 Net income (loss) 27,840$ 15,202$ 146,082$ (97,564)$ Non-GAAP adjustments: Interest expense 489 3,621 5,859 11,601 Income tax expense 6,945 1,188 45,086 6,573 Depreciation and amortization expense 202 346 792 752 Share-based compensation (1) 1,089 152 3,815 2,828 Gain on extinguishment of tax receivable agreement (2) - - (55,422) - Loss on extinguishment of debt (3) - - 8,778 - Change in fair value of contingent consideration (4) - - - 131,932 Change in measurement - tax receivable agreement (5) - 4,292 - 4,292 Transaction bonuses (6) - - - 9,112 Total adjustments 8,725 9,599 8,908 167,090 Adjusted EBITDA 36,565 24,801 154,990 69,526 Total revenue 51,630$ 39,633$ 215,655$ 108,892$ Adjusted EBITDA margin 71% 63% 72% 64% Adjusted operating cash flows (7) Adjusted EBITDA 36,565$ 24,801$ 154,990$ 69,526$ CAPEX (202) (99) (1,987) (1,196) Decrease (increase) in contract assets 1,157 (16,354) (23,763) (26,391) Adjusted operating cash flows 37,520$ 8,348$ 129,240$ 41,939$ Three Months Ended December 31, Year Ended December 31, (1) Includes $2.2 million of non-cash charges incurred in connection with the accelerated vesting of the legacy share-based awards, as a result of the Business Combination for the year ended December 31, 2020. (2) Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement. (3) Reflects the loss recognized in connection with the refinancing of our Term Loan due 2027 on March 19, 2021, which primarily consists of the write-off of unamortized deferred financing costs. (4) Reflects non-cash charges for the change in the estimated fair value of contingent consideration from June 10, 2020 through the date when each tranche of contingent consideration shares vested as the share price performance milestone was achieved. (6) Reflects transaction bonuses awarded to key employees and directors in connection with the Business Combination. (5) Reflects non-cash charges due to changes in the measurement of our Tax Receivable Agreement liability as a result of changes in our blended state tax rate. (7) Adjusted operating cash flow is defined as adjusted EBITDA, minus CAPEX, plus or minus change in contract assets. Reconciliation of GAAP to Non-GAAP Financial Measures ($ in 000)

10 Total Current Share Count Shares In millions Total Shares Outstanding February 24, 2022 126.2 Treasury Shares 2.0 Total Shares Issued 128.2